Exhibit 32.02
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AllianceBernstein Holding L.P. (the “Company”) on Form 10-K for the period ending December 31, 2011 to be filed with the Securities and Exchange Commission on or about February 10, 2011 (the “Report”), I, Edward J. Farrell, Chief Accounting Officer, Controller and Interim Chief Financial Officer of the Company, certify, for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 10, 2012	/s/ Edward J. Farrell
Edward J. Farrell
Chief Accounting Officer, Controller and
Interim Chief Financial Officer
AllianceBernstein Holding L.P.